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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2002


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


         Bermuda                     000-49887                   980363970
(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)               File Number)             Identification No.)


c/o The Corporate Secretary Ltd.
White Park House
Whitepark Road
Bridgetown, Barbados                                                 N/A
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (246) 427-8617

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

              On July 18, 2002, Nabors Industries Ltd. issued a press release announcing the results of its second quarter 2002. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) Exhibits


              Exhibit No.                        Description
              -----------                        -----------

              99.1                               Press Release of July 18, 2002


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NABORS INDUSTRIES LTD.


Date: July 18, 2002                      By: /s/ Daniel McLachlin
                                             -----------------------------------
                                                  Daniel McLachlin
                                                  Vice President--Administration
                                                  and Secretary



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                                  EXHIBIT INDEX



Exhibit No.                                Description
-----------                                -----------

   99.1              Press Release of Nabors Industries Ltd. dated July 18, 2002